United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report : February 01, 2018

Pan Ocean Container Supplies Ltd.

(Exact name of registrant as specified in its charter)

Nevada	333-144681	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Dongcheng District, Beijing, China 100027

(Address of principal executive offices with zip code)

949-419-6588

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 01, 2018, Mr. Qi Tang resigned as a President, Principal Executive Officer, Principal Accounting Officer, Treasurer, Secretary, Director and Sole Member of the Board of Directors. Resignation was not to any disagreement with the Company on any matter relating to its operations policies or practices.

The Company hereby appoints Breanne Chuey Ahng Wong as the President, Principal Executive Officer, Principal Accounting Officer, Treasurer, Secretary, Director and Sole Member of the Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Pan Ocean Container Supplies, Ltd.

Signed: /s/ Breanne Chuey Ahng Wong

Name: Breanne Chuey Ahng Wong

Title: President and Chief Executive Officer

Date: February 01, 2018